UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 26, 2016

ITERIS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-08762	95-2588496
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Carnegie Avenue, Suite 100, Santa Ana, California  92705

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (949) 270-9400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.01                                           Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 26, 2016, the Board of Directors of Iteris, Inc. (the “Company”) approved the transfer of the listing of the Company’s common stock, par value $0.10 per share (the “Common Stock”), from NYSE MKT to The NASDAQ Stock Market LLC (“NASDAQ”).  On January 27, 2016, the Company provided written notice to NYSE MKT that it intends to voluntarily delist the Common Stock from the NYSE MKT effective as of the close of trading on February 5, 2016 and to transfer the listing to NASDAQ.  The Common Stock has been approved for listing on NASDAQ and is expected to commence trading on the NASDAQ Capital Market on February 8, 2016.

A copy of the press release issued by the Company announcing the transfer to NASDAQ is furnished herewith as Exhibit 99.1.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press release dated January 27, 2016 of Iteris, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 27, 2016

ITERIS, INC.,
a Delaware corporation

By:	/S/ ANDREW C. SCHMIDT
Andrew C. Schmidt
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 27, 2016 of Iteris, Inc.